Expensify

Q2 2024 Earnings



August 8th, 2024

Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,”, “can”, “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the conflict in Israel, Gaza and surrounding areas; the impact on inflation on us and our members; our borrowing costs have and may continue to increase as a result of increases in interest rates; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, and geopolitical uncertainty and instability, including as a result of the 2024 United States presidential election; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income (loss), adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

Q2 24 Financials

Expensify

Q2 2024

Revenue	Average Paid Members	Interchange
$33.3MM	684,000	$4.0MM

Expensify

Q2 2024

Operating Cash Flow
(Includes timing of customer funds)

$9.3MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$5.7MM

Net Loss

$(2.8MM)

Non-GAAP Net Income[2]

$5.6MM

Adj. EBITDA[3]

$10.2MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income (loss) as net loss from operations in accordance with US GAAP excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Expensify Card updates

- **Strong growth:** Quarterly interchange derived from the Expensify Card **grew 48%** y/y **to $4.0MM** in Q2.
- **Program management & accounting improvement:** The company continued transitioning members to its new card program during Q2. In Q2, **$0.5MM** of interchange derived from the Expensify Card was attributed to the new card program.

Net interchange	Interchange in revenue	Total Interchange
$3.5MM	$0.5MM	$4.0MM

Expensify

Free Cash Flow[1]

- In Q1 2024 we increased our full year Free Cash Flow guidance to $11.0-$13.0MM from $10.0-$12.0MM.
- We are now increasing that guidance to **$15.0-16.0MM[2] FY 2024 Free Cash Flow.**

Q2[3] Free Cash Flow was $5.7MM, a 10% increase from Q1[3].

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

[2] The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash used in operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

[3] Please see appendix for GAAP to non-GAAP reconciliation.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify

Q2 2024

Monthly Paid Members



800,000
600,000
400,000
200,000
0
7/1/2021
1/1/2022
7/1/2022
1/1/2023
7/1/2023
1/1/2024
7/1/2024

July Paid Members

689,000

Denotes July 2024 and July activity from previous years

Note: There can be no assurances that the trends of previous third quarters are representative of future trends.

Expensify

Q2 Business Highlights

Expensify

+122% y/y SEO keyword Increase


40,000
35,000
30,000
25,000
20,000
15,000
SEO Keywords
2023-Q1
2023-Q2
2023-Q3
2023-Q4
2024-Q1
2024-Q2

Note: SEO Keywords represent the amount of keywords that populate in the top 100 results for that search term.

Expensify

+57% q/q in first page SEO keywords



4000
3000
2000
1000
0
# of 1st Page Keywords
6/23
7/23
8/23
9/23
10/23
11/23
12/23
1/24
2/24
3/24
4/24
5/24
6/24

Note: First page SEO keywords represent search terms that result in Expensify content being shown on the first page of search results. Data reflects end of Q1 to end of Q2 2024.

Expensify

25% q/q global reimbursement customers



300
200
100
0
Customers
2023-Q2
2023-Q3
2023-Q4
2024-Q1
2024-Q2

Note: Count of distinct companies triggering a global reimbursement in a each quarter

Expensify

Apple partnership

- The company announced its partnership with Apple in its upcoming 2025 blockbuster, F1. Expensify will be the title team sponsor in their biggest budget feature film to date.
- Since announcement as title sponsor, Expensify has been named in press coverage across TV and online, achieving global audience reach of over 600M.
- Given Expensify's key placement on the team's livery and the impressive coverage of the film to date, the partnership has already generated earned media coverage estimated over $100MM.



Photo
f1
OMP
IWC
Shark
Expensify
Liked by 825,814 people
f1 The countdown is on.
Apple Original Films' Formula 1 feature is set to be released beginning 25 June 2025 internationally, and on 27 June 2025 in North America, in partnership with Warner Bros. Pictures.

Note: Reach data, story mentions, and media value equivalency are calculated through the metrics platform Critical Mention; video views are aggregated from Youtube.com. Release date of June 2025 subject to change.

Expensify

Q2 Product Update

New Expensify

Expensify

Strategies for Expensify's Success

1. Capture the untapped 99% of the market, starting with VSB/SMB

2. With a viral, bottom-up, word-of-mouth leadgen strategy

3. Monetized with high margin monthly subscriptions

Expensify

1.3B untapped users in the VSB/SMB


1 employee (24MM)
1.8%
2 to 10 employees (354MM)
26.1%
11-50 employees (548MM)
40.4%
51 to 99 employees (206MM)
15.2%
101 to 249 employees (224MM)
16.5%

Source: https://www.census.gov/data/tables/2022/econ/abs/2022-abs-company-summary.html. Census data collected in 2021.

Expensify

Viral use cases address the whole market


Chat
Documents
Payments

Expensify

Superapps have super virality



Bob's Decking
Bob
ExpensiCorp
Freda
Expense
Invoice
Travel
Alice
Cathy
Split
David
Split
Split
Emily
Greta

Expensify

New homepage

Overhauling homepage in preparation for final app reunification push.


Expensify
Sign In
The expense management app that does it all.
4.5 (4,889 reviews)
All inclusive. Manage expenses, track receipts, reimburse employees, create expense reports, and send invoices.
Corporate card. Cash back on all US purchases. Fraud protection.
40+ integrations. ADP, Quickbooks, Gusto, Sage, Workday, and Oracle...
I want to:
Organize my own expenses
Manage my company's expenses (1-9 employees)
Manage my company's expenses (10+ employees)
Email or Phone
Get Started
Or sign up with
Expensify / Search
Expenses
Trips
Invoices
Chats
Card details
Expensify
VISA
Cardholder
Todd
Remaining limit
$10,000
Card limit
$10,000
Limit type
Smart Limit
Virtual card number
Expenses
All
Drafts
Outstanding
Approved
Feb 21, 2023 United You
Feb 21, 2023 Positively 4th Stree...
Feb 20, 2023 Starbucks
Feb 20, 2023 The Home Depot
Feb 18, 2023 Acme
Feb 17, 2023 Wawa You
Feb 17, 2023 Avis You
Feb 17, 2023 45.50 mi @ $0.65/... You
Feb 17, 2023 Hertz You
Join 12 million+ users who trust Expensify
xero
TRIBECA FILM
WARBY PARKER
GitHub

Expensify

"Hybrid app"

Inputting New Expensify in Expensify Classic so users don't need to download a new app.


Inbox
Concierge
Expensify
VISA
Introducing the Expensify Card.
The world's smartest corporate card, with the highest spend and the safest limits, also guarded by our industry-first daily settlement and real time compliance features.
Get my card

Inbox

Concierge


Expensify
VISA
Commercial

Introducing the Expensify Card.

The world's smartest corporate card, with the highest spend and the safest limits, also guarded by our industry-first daily settlement and real time compliance features.

Get my card

Expensify

Launched Travel

Beta customers currently booking travel, which is expected to drive new revenue stream in Q3.


Expensify
Hey Todd
it's a perfect day to plan a trip
Flight
One way
Round trip
Multi city
Where from?
John F. Kennedy International Airport JFK
Where to?
Portland International Airport PDX
Jul 25, 2024
Aug 8, 2024
Todd Clyde
Book for a guest
Search flights


Trip to Portland
Trip • Jul 25 – Aug 8 • DubbyCo
Trip summary
Thursday, Jul 25 at 8:00 AM
New York (JFK) → Portland (PDX)
DDPNOF • American Airlines • AA 2661
Thursday, Aug 8 at 6:00 PM
Portland (PDX) → New York (JFK)
DDPNOF • American Airlines • AA 3929
DubbyCo & Todd Clyde Today at 9:21 AM
DubbyCo owes:
$495.00
2 expenses
Write something...

Expensify

Billing on New Expensify

Customers can now add a billing card so they can fully onboard on New Expensify.



Todd Clyde
todd@clydeindustries.com
Account
Profile
Wallet
$0.00
Preferences
Security
Workspaces
Workspaces
Subscription
Cards & Domains
Subscription
Payment
Your next billing date is March 1, 2025.
Card ending in 1234
Name: Todd Clyde, Expiration: April 2028, Currency: USD
View payment history
Your plan
Collect
From $5/active member with the Expensify Card, $10/active member without the Expensify Card.
Unlimited SmartScans and distance tracking
Expensify Cards with Smart Limits
Bill pay and invoicing
Expense approvals
ACH reimbursement
QuickBooks and Xero integrations
Save with the Expensify Card
Use our savings calculator to see how cash back from the Expensify Card can
Learn more

Expensify

Accounting Integrations on New Expensify

Launched accounting integrations with major partners.



C
Cathy's Croissants
Profile
Members
Accounting
Accounting
Connections
Connect to your accounting system to code transactions with your chart of accounts, auto-match payments, and keep your finances in sync.
NetSuite
Last synced 10 minutes ago
Subsidiary
Honeycomb Mfg.
Import
Export
Advanced
Other integrations
Accounting
Connections
Connect to your accounting system to code transactions with your chart of accounts, auto-match payments, and keep your finances in sync.
QuickBooks Online
Connect
Xero
Connect
NetSuite
Connect
Sage Intacct
Connect

Expensify

Search V1 Live

Creating the base for one of the most powerful search functionality in the world including money, travel, tasks, chats, and more.


Expensify / Search
Expenses
Chats
Tasks
Invoices
Trips
Expenses
All
Drafts
Outstanding
Approved
Paid
Receipt Type Date Merchant From To Category Total Action
Feb 21 United You DubbyCo Travel $125.00 Submit
Feb 21 Positively 4th Stree... Shelby DubbyCo Meals & Entertain... $5.00 Review
Feb 20 Starbucks Tracey DubbyCo Meals & Entertain... $10.00 Review
Feb 20 The Home Depot Tracey DubbyCo Equipment $100.00 Approve
Feb 18 Acme Alberto DubbyCo Grocery Stores $50.00 Approve
Feb 17 Wawa You DubbyCo Gas Stations $33.00 View
Feb 17 Avis You DubbyCo Rental Cars $565.00 Paid
Feb 17 45.50 mi @ $0.65/... You DubbyCo Travel & Airfare $29.56 Paid

Expensify

New User Onboarding

Engineering is moving past core feature development and toward onboarding optimizations.


Expensify / Inbox
Expensify
Let's get you set up and using Expensify!
Concierge
Great to meet you! I'm here 24-7 if you need help!
DubbyCo Workspace
No activity yet
Track business spend for taxes
Request money
Manual
Receipt
Distance
$16.24
Welcome to Expensify
Let's start with the basics of business expense tracking that'll help make tax time a breeze.
Let's go!


Expensify
Expensify
Welcome! Let's get you set up.
Expensify Just now
Hey! @jon
Here are some essential tasks to keep your business spend in shape for tax season.
Track any expense
Create a workspace
Track an expense
Message Concierge for help with setup


Track an expense
From Expensify
Title
Track an expense
Description
Assignee
Expensify Just now
Track an expense in any currency, in just a few taps.
Say how much
$20.00
Here's how to track an expense:
1. Click the green + button.
2. Choose Track expense.
3. Enter an amount or scan a receipt.
4. Click Track.
And you're done! Yep, it's that easy.

Expensify

In conclusion:

- **Q2'24 was a great quarter**
  - Delivered strong Operating Cash Flow and FCF growth again
  - Continued New Expensify development progress
  - Expanded our reach into the travel market
- **Looking forward to Q3'24:**
  - New Expensify expected to be producing revenue
  - Expensify Travel expected to be producing revenue
  - New card program transition nearing completion

Expensify

Learn more at exfy.com/roadmap

Expensify

#exfy-roadmap

Expensify Chat

Expensify

Q&A

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Expensify

Appendix

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended June 30, 2024 *(unaudited, in thousands)*	Three months ended June 30, 2023 *(unaudited, in thousands)*
Net loss	**$ (2,764)**	**$ (11,304)**
Add:		
Stock-based compensation	8,381	10,341
Non-GAAP Net Income (Loss)[1]	**$ 5,617**	**$ (963)**

[1] We define Non-GAAP Net Income as net income (loss) excluding stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended June 30, 2024 (unaudited, in thousands)	Three months ended June 30, 2023 (unaudited, in thousands)
Net loss	**$ (2,764)**	**$ (11,304)**
Provision for income taxes	2,723	376
Interest and other expenses, net	260	1,367
Depreciation and amortization	1,590	1,376
Stock-based compensation	8,381	10,341
Adjusted EBITDA	**$ 10,190**	**$ 2,156**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended June 30, 2024 (unaudited, in thousands)	Three months ended March 30, 2024 (unaudited, in thousands)	Three months ended June 30, 2023 (unaudited, in thousands)
Net cash provided by (used in) operating activities	**$ 9,317**	**$ 3,471**	**$ (434)**
(Increase) decrease in changes in customer assets and liabilities			
Settlement assets	1,756	6,120	2,561
Settlement liabilities	(3,317)	(1,570)	644
Adjusted operating cash flow	**$ 7,756**	**$ 8,021**	**$ 2,771**
Less:			
Purchases of property and equipment	—	—	(451)
Software development costs	(2,038)	(2,829)	(1,173)
Free cash flow	**$ 5,718**	**$ 5,192**	**$ 1,147**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q3 2024		Q4 2024		Q1 2025		Q2 2025	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 2.4	$ 3.1	$ 2.3	$ 3.0	$ 2.2	$ 2.9	$ 1.9	$ 2.6
Research and development	3.2	4.0	3.1	3.9	2.9	3.7	2.5	3.3
General and administrative	1.2	1.5	1.2	1.5	1.1	1.4	1.0	1.3
Sales and marketing	0.5	0.7	0.5	0.7	0.4	0.6	0.4	0.6
Total	**$ 7.3**	**$ 9.3**	**$ 7.1**	**$ 9.1**	**$ 6.6**	**$ 8.6**	**$ 5.8**	**$ 7.8**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.